TAXES ON INCOME	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 13:-	TAXES ON INCOME

a.	Tax laws and tax rates applicable to the Group companies:

The Company and its Israeli subsidiary taxation:

Until the sale of the Integrated Solution Division in June 30, 2021, the Company believed that it and its Israeli subsidiary qualified as a Preferred Enterprise, under Law for the Encouragement of Capital Investments, 1959 ("the Law") and accordingly were eligible for a reduced corporate tax rate of 16% on their preferred income, as defined in the Law.

In addition, any dividends distributed to individuals or foreign residents from the preferred enterprise's earnings as above will be subject to tax at a rate of 20%.

Following the sale of the Integrated Solution Division, the Company’s income is not eligible for Preferred Enterprise benefits and is taxed at the regular corporate tax rate for Israeli companies at 23%.

Non-Israeli subsidiaries taxation:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of domicile. The tax rates of the Company's non-Israeli subsidiaries range between 19%-30%.

Tax Reform in U.S.:

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the "Act"), which among other provisions, reduced the U.S. corporate tax rate from 35% to 21%, effective January 1, 2018.

b.	Tax assessments:

The Company received final tax assessments through the 2020 tax year.

The remaining subsidiaries have not received final tax assessments since their incorporation however, the assessments of these subsidiaries are deemed final through the range between 2009-2013 tax years.

c.	Reconciliation between the theoretical tax expense, assuming all income is taxed at the Israeli statutory rate, and the actual tax expense, is as follows:

	Year ended December 31,
	2022	2021	2020

Income (loss) before taxes as reported in the statements of operations	$1,625	$70	$2,036

Tax rate	23%	23%	23%

Theoretical tax	$374	$16	$468

Increase (decrease) in taxes:

Non-deductible items	177	77	136
Losses and other items for which a valuation allowance was provided	230	599	714
Repatriation of undistributed earnings	-	516	144
Realization of carryforward tax losses for which valuation allowance was provided	(175)	-	-
Changes in valuation allowance	(1,362)	(113)	(42)
Tax rate differences in subsidiaries and benefit from reduced tax rates	110	43	88
Provision for uncertain tax positions	(993)	126	312
Taxes in respect of prior years	(562)	1	18
Investment tax credit	(204)	(141)	(132)
Other	1	1,137	64

Taxes on income (tax benefit) in the statements of operations	$(2,404)	$2,261	$1,770

d.	Taxes on income (tax benefit) included in the statements of operations:

	Year ended December 31,
	2022	2021	2020

Current	$(899)	$1,846	$959
Deferred	(1,505)	415	811

	$(2,404)	$2,261	$1,770

Domestic	$(1,583)	$1,707	$499
Foreign	(821)	554	1,271

	$(2,404)	$2,261	$1,770

e.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2022	2021
Deferred tax assets:

Operating losses carry forwards	$3,548	$3,471
Reserves, tax allowances, capital losses carry forwards, operating lease and others	4,029	3,952

Total deferred taxes before valuation allowance	7,577	7,423
Valuation allowance	(5,045)	(5,478)

Deferred tax assets, net:	2,532	1,945

Deferred tax liabilities:

Property and equipment, intangible assets, operating lease and others	(721)	(1,647)
Undistributed earnings of subsidiaries	(695)	(695)

Deferred tax liabilities:	(1,416)	(2,342)

Net deferred tax assets (liability)	$1,116	$(397)

Domestic	$(695)	$(695)

Foreign	$1,811	$298

Prion to 2021, the Company previously considered the undistributed earnings of all its non-Israeli subsidiaries to be indefinitely reinvested since the Company's Board of Directors has determined that the Company will not distribute any amounts of its undistributed earnings as dividends. Accordingly, the Company recorded no deferred income taxes associated with such undistributed earnings. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

Following the sale of the Integrated Solutions segment on June 30, 2021 (see Note 1b), the Company reevaluated its historic assertion and no longer consider the earnings of certain of its non-Israeli’s subsidiaries to be indefinitely reinvested since the cash generated from some of the foreign subsidiaries will be distributed. As a result of the change in assertion, the impact of a repatriation of the undistributed earnings resulted in recording a deferred tax liability consisting of potential withholding and distribution taxes of $0.7 million as of December 31, 2022.

During the year ended December 31, 2022, the Company released valuation allowance against the deferred tax assets primarily related to carryforward tax losses and other temporary differences in USA. The Company provided valuation allowance for a portion of the deferred tax regarding the carryforwards losses and other temporary differences that management believes are not expected to be realized in the foreseeable future (see Note 13g).

f.	The domestic and foreign components of income (loss) before taxes are as follows:

	Year ended December 31,
	2022	2021	2020

Domestic	$(2,182)	$(2,608)	$(3,799)
Foreign	3,807	2,678	5,835

	$1,625	$70	$2,036

g. Net operating carryforward tax losses:

The Parent Company has estimated total available carryforward operating tax losses of $9,374 to offset against future taxable income. As of December 31, 2022, the Parent Company recorded a full valuation allowance on these carry forward tax losses due to the uncertainty of their future realization. There is no time limitation for the realization of such tax losses. The Company's subsidiaries have estimated total available carryforward operating tax losses of $5,638, which may be used to offset against future taxable income, for periods ranging between 1 to 20 years. As of December 31, 2022, the Company recorded a net deferred tax asset after valuation allowance in the amount of $1,693 for its subsidiaries' carryforward tax losses.

Utilization of U.S. net operating losses (federal and state net operating losses) may be subject to a substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

h.	Uncertain tax positions:

As of December 31, 2022 and 2021, balances in respect to ASC 740, "Income Taxes" amounted to $1,053 and $2,003, respectively. A reconciliation of the beginning and ending amount of unrecognized tax positions is as follows:

	December 31,
	2022	2021

Balance at the beginning of the year	$2,003	$2,388

Additions based on tax positions taken related to the current year	94	225
Reduction related to expirations of statute of limitations or settlements of tax matters	(1,087)	(622)
Foreign currency translation adjustments	43	12

Balance at the end of the year	$1,053	$2,003

Substantially all the balance of unrecognized tax benefits, if recognized, would reduce the Company's annual effective tax rate.